FIRST AMENDMENT TO
REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

This FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”), is made effective as of November 6, 2014, by and among MERION BUILDING ASSOCIATES, L.P., a Pennsylvania limited partnership (“Seller”); and GAHC3 KING OF PRUSSIA PA MOB, LLC, a Delaware limited liability company (“Buyer”) (Buyer and Seller, each a “Party” and collectively the “Parties”).

WHEREAS, Seller and Buyer entered into that certain Real Estate Purchase Agreement and Escrow Instructions dated as of October 7, 2014 (the “Purchase Agreement”), regarding the purchase by Buyer of fee simple title to that certain real property and improvements more particularly described in the Purchase Agreement;

WHEREAS, the Parties wish to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:

1.    Recitals. The foregoing recitals are correct and are incorporated herein
2.    Approval Notice. This First Amendment, once fully executed by Buyer and Seller, shall constitute Buyer’s Approval Notice as set forth in Section 3.5 of the Purchase Agreement with respect to all due diligence matters other than title, and survey and zoning matters, which are addressed in Section 3 below.
3.    Due Diligence Period. Sections 2.2 and 3.2 of the Purchase Agreement are hereby amended to provided that the expirations of the Title Review Date and Due Diligence Period are hereby extended to expire 5:00 p.m. Pacific time on November 13, 2014 for the purpose of Buyer’s review of its title, survey and zoning matters, and that Buyer shall continue to have all rights under Section 3.5 of the Purchase Agreement with respect to such matters. Notwithstanding the foregoing, for the purpose of calculation of the Closing Date in Section 1.5 of the Purchase Agreement, the phrase “expiration of the Due Diligence Period” shall mean and refer to 5:00 p.m. Pacific time on November 6, 2014.

4.    Effect. Except as expressly modified hereby, all terms and provisions of the Purchase Agreement shall remain unchanged and shall remain in full force and effect.
5.    Counterpart Signatures. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Seller and Buyer further agree that the acknowledgement of this First Amendment by Escrow Agent is not required for this First Amendment to be binding and effective as between Seller and Buyer.
6.    Facsimile and PDF Signatures. Handwritten signatures to this Amendment transmitted by telecopy or electronic transmission (for example, through use of a Portable

Document Format or “PDF” file) shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver to the other party an executed original of this Amendment with its actual signature, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each party to this Amendment shall be bound by its own telecopied or electronically transmitted handwritten signature and shall accept the telecopied or electronically transmitted handwritten signature of the other party to this Amendment.
7.    Capitalized terms used but not defined herein shall have the meanings given such terms in the Purchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
SELLER:
MERION BUILDING ASSOCIATES, L.P.,
a Pennsylvania limited partnership

By:    MERION BUILDING ASSOCIATES ACQUISITION CORPORATION,
its sole general partner

By: /s/ Richard Heany
Name: Richard Heany
Title: President

Signature Page to First Amendment to Real Estate Purchase Agreement

BUYER:

GAHC3 KING OF PRUSSIA PA MOB, LLC,
a Delaware limited liability company

By:      Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership
Its:       Sole Member

By:      Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation
Its:       General Partner

By: /s/ Shannon K S Johnson
Name:  Shannon K S Johnson
Title:    Chief Financial Officer

Signature Page to First Amendment to Real Estate Purchase Agreement